UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2019 (May 17, 2019)

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                         Submission of Matters to a Vote of Security Holders.

Golden Minerals Company (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Meeting”) on May 17, 2019 in Golden, Colorado.  At the Meeting, two proposals were submitted to the stockholders for approval as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2019.

Of the 96,399,361 shares of common stock outstanding and entitled to vote as of the record date (March 21, 2019), 72,318,759 shares (75.02%) were present or represented by proxy at the Meeting.  The Company’s stockholders (1) approved the election of Jeffrey G. Clevenger, Warren M. Rehn, W. Durand Eppler, Kevin R. Morano, Terry M. Palmer, Andrew N. Pullar and David H. Watkins as directors of the Company to hold office until the 2020 annual meeting of stockholders or until their successors are elected, and (2) ratified the appointment of Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  The votes on the proposals were cast as set forth below:

1.                                      Election of seven (7) directors to hold office until the 2020 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	48,320,638	977,654	23,020,467
Warren M. Rehn	48,908,470	389,822	23,020,467
W. Durand Eppler	48,418,516	879,776	23,020,467
Kevin R. Morano	48,655,452	642,840	23,020,467
Terry M. Palmer	48,655,334	642,958	23,020,467
Andrew N. Pullar	48,869,414	428,878	23,020,467
David H. Watkins	48,716,714	581,578	23,020,467

2.                                      Ratification of the selection of Plante & Moran, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
71,077,234	187,941	1,053,584

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2019

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary